FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.501 - 6.000	3	1,423,007.22	2.14	5.993	743	83.47
6.001 - 6.500	11	3,451,209.50	5.19	6.386	682	84.46
6.501 - 7.000	46	12,439,058.00	18.70	6.865	675	83.53
7.001 - 7.500	61	12,106,993.71	18.20	7.327	667	84.05
7.501 - 8.000	87	15,959,882.06	23.99	7.798	647	83.49
8.001 - 8.500	57	9,603,273.22	14.44	8.327	618	82.79
8.501 - 9.000	40	6,328,710.20	9.51	8.833	576	77.12
9.001 - 9.500	11	1,361,522.69	2.05	9.295	584	76.24
9.501 - 10.000	17	1,527,569.51	2.30	9.844	590	78.58
10.001 - 10.500	4	598,919.67	0.90	10.291	528	76.36
10.501 - 11.000	2	270,268.36	0.41	10.700	509	72.37
11.001 - 11.500	5	327,610.44	0.49	11.191	559	69.68
11.501 - 12.000	12	291,859.08	0.44	11.969	594	76.97
12.001 - 12.500	21	300,432.63	0.45	12.372	621	89.34
12.501 - 13.000	3	417,118.76	0.63	13.000	551	66.52
13.001 - 13.500	1	13,581.60	0.02	13.250	638	95.00
13.501 - 14.000	2	99,960.75	0.15	13.700	510	69.44

Total:	383	66,520,977.40	100.00	7.811	643	82.38

Min: 5.990
Max: 13.750
Weighted Average: 7.811

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	42	702,959.53	1.06	11.578	639	86.91
50,000.01 - 100,000.00	92	6,837,835.35	10.28	8.601	629	82.55
100,000.01 - 150,000.00	72	9,114,671.45	13.70	8.030	635	83.33
150,000.01 - 200,000.00	58	10,263,557.58	15.43	7.666	632	82.71
200,000.01 - 250,000.00	33	7,513,212.88	11.29	7.663	652	80.18
250,000.01 - 300,000.00	26	7,140,498.94	10.73	7.516	658	83.12
300,000.01 - 350,000.00	22	7,069,130.58	10.63	7.571	660	82.33
350,000.01 - 400,000.00	13	4,887,353.71	7.35	8.215	616	81.30
400,000.01 - 450,000.00	7	2,977,811.72	4.48	7.618	608	81.29
450,000.01 - 500,000.00	7	3,384,795.84	5.09	7.149	687	88.63
500,000.01 - 550,000.00	3	1,576,700.69	2.37	7.422	640	80.00
550,000.01 - 600,000.00	4	2,341,910.14	3.52	7.055	682	83.64
600,000.01 - 650,000.00	2	1,212,802.77	1.82	6.600	721	82.48
700,000.01 - 750,000.00	2	1,497,736.22	2.25	8.500	561	71.06

Total:	383	66,520,977.40	100.00	7.811	643	82.38

Min: $5,042.63
Max: $749,040.21
Average: $173,684.01

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	309	60,444,168.72	90.86	7.789	641	82.48
Fixed 30 yr	28	3,850,502.07	5.79	7.872	662	79.67
ARM 3/27	7	918,559.48	1.38	7.827	654	84.12
ARM 5/25	3	820,715.72	1.23	6.881	666	80.49
Fixed 10 yr	25	234,112.57	0.35	12.136	661	93.80
Fixed 15 yr	6	190,894.52	0.29	10.598	631	85.88
Fixed 5 yr	5	62,024.32	0.09	12.170	696	93.17

Total:	383	66,520,977.40	100.00	7.811	643	82.38

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	319	62,183,443.92	93.48	7.778	642	82.48
Fixed	64	4,337,533.48	6.52	8.284	661	80.90

Total:	383	66,520,977.40	100.00	7.811	643	82.38

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Covered	95	15,894,085.85	23.89	7.616	653	88.82
Not Covered	288	50,626,891.55	76.11	7.872	639	80.35

Total:	383	66,520,977.40	100.00	7.811	643	82.38

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	155	26,943,326.00	40.50	7.894	640	82.29
2	201	35,466,163.08	53.32	7.736	646	82.56
3	23	3,605,348.36	5.42	7.875	636	80.86
4	2	357,302.69	0.54	8.124	584	84.69
5	1	59,621.52	0.09	7.750	743	90.00
6	1	89,215.75	0.13	8.550	659	80.00

Total:	383	66,520,977.40	100.00	7.811	643	82.38

Min: 1
Max: 6
Weighted Average: 2

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	346	66,067,693.61	99.32	7.781	643	82.30
2	37	453,283.79	0.68	12.171	661	93.48

Total:	383	66,520,977.40	100.00	7.811	643	82.38

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

40.01 - 45.00	1	176,041.53	0.26	6.750	687	41.05
45.01 - 50.00	1	239,736.28	0.36	8.990	573	48.00
50.01 - 55.00	3	751,884.99	1.13	8.125	561	54.38
55.01 - 60.00	4	786,492.53	1.18	8.242	638	59.43
60.01 - 65.00	11	1,580,850.31	2.38	10.283	566	63.61
65.01 - 70.00	16	2,385,703.77	3.59	8.856	588	69.08
70.01 - 75.00	17	3,895,581.81	5.86	8.345	604	73.06
75.01 - 80.00	121	24,664,275.98	37.08	7.671	644	79.96
80.01 - 85.00	37	6,433,064.70	9.67	7.791	628	84.71
85.01 - 90.00	141	25,194,743.51	37.87	7.524	664	89.99
90.01 - 95.00	31	412,601.99	0.62	11.795	676	95.00

Total:	383	66,520,977.40	100.00	7.811	643	82.38

Min: 41.05
Max: 95.00
Weighted Average: 82.38

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	7	939,274.77	1.41	10.884	506	74.75
520 - 539	11	2,552,916.44	3.84	9.018	531	72.59
540 - 559	17	3,296,663.38	4.96	9.436	549	74.60
560 - 579	15	2,805,729.30	4.22	8.673	567	73.04
580 - 599	35	6,266,158.48	9.42	8.255	591	80.38
600 - 619	60	9,017,744.78	13.56	7.907	610	83.46
620 - 639	58	8,715,444.51	13.10	7.702	630	85.32
640 - 659	52	8,238,485.37	12.38	7.542	650	83.87
660 - 679	33	5,999,307.11	9.02	7.469	672	84.50
680 - 699	40	7,388,687.65	11.11	7.163	688	83.09
700 - 719	19	3,441,353.83	5.17	7.241	709	87.39
720 - 739	14	2,305,160.00	3.47	7.130	727	86.62
740 - 759	9	1,885,858.83	2.83	7.650	744	82.02
760 - 779	7	2,266,808.12	3.41	6.868	769	83.65
780 - 799	6	1,401,384.83	2.11	6.794	784	83.41

Total:	383	66,520,977.40	100.00	7.811	643	82.38

Min: 502
Max: 793
NZ Weighted Average: 643

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	213	34,814,616.18	52.34	7.661	659	86.06
Cashout Refi	163	30,315,664.17	45.57	7.941	623	78.34
Rate/Term Refi	7	1,390,697.05	2.09	8.714	663	78.33

Total:	383	66,520,977.40	100.00	7.811	643	82.38

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	274	45,079,033.48	67.77	7.790	647	82.94
Duplex	64	13,066,151.86	19.64	7.762	631	82.97
Condo	27	4,909,334.37	7.38	8.100	649	83.23
3-4 Family	18	3,466,457.69	5.21	7.857	628	71.57

Total:	383	66,520,977.40	100.00	7.811	643	82.38

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	257	40,559,450.17	60.97	7.635	651	85.82
Stated	124	25,531,862.33	38.38	8.082	630	76.98
Limited	2	429,664.90	0.65	8.327	601	78.55

Total:	383	66,520,977.40	100.00	7.811	643	82.38

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Non-Owner Occupied	383	66,520,977.40	100.00	7.811	643	82.38

Total:	383	66,520,977.40	100.00	7.811	643	82.38

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	9	1,248,507.71	1.88	7.916	648	88.32
California	62	18,313,413.52	27.53	7.424	658	80.82
Colorado	5	621,039.96	0.93	7.851	646	87.16
Connecticut	6	1,646,611.14	2.48	8.334	586	75.51
Delaware	2	116,187.59	0.17	9.185	594	75.17
District of Columbia	12	2,398,799.25	3.61	7.445	669	84.57
Florida	58	7,911,829.73	11.89	8.132	621	82.73
Georgia	29	3,291,783.11	4.95	7.882	642	87.49
Hawaii	1	152,536.93	0.23	7.450	691	90.00
Idaho	1	79,837.54	0.12	7.990	550	80.00
Illinois	26	3,698,608.18	5.56	7.847	652	82.95
Indiana	3	164,625.51	0.25	8.782	612	90.00
Iowa	1	55,446.33	0.08	9.600	564	75.00
Maryland	16	2,807,170.24	4.22	7.306	654	85.35
Massachusetts	6	1,530,892.46	2.30	7.234	666	84.85
Michigan	23	1,678,878.37	2.52	9.195	625	81.64
Minnesota	7	1,130,463.56	1.70	7.595	649	84.65
Missouri	10	1,017,079.12	1.53	8.464	631	87.48
Nevada	7	1,283,170.01	1.93	7.885	658	81.42
New Hampshire	1	199,589.23	0.30	8.990	531	80.00
New Jersey	21	4,834,443.38	7.27	8.489	617	77.35
New Mexico	1	79,837.86	0.12	8.000	648	80.00
New York	20	4,896,583.52	7.36	7.682	647	80.48
North Carolina	4	217,533.22	0.33	9.009	641	80.65
Ohio	5	433,014.24	0.65	8.322	617	89.26
Oklahoma	1	57,135.77	0.09	8.900	645	80.00
Oregon	4	261,075.66	0.39	8.532	606	90.26
Pennsylvania	5	602,665.25	0.91	7.958	630	86.16
Rhode Island	1	235,039.48	0.35	8.100	638	90.00
South Carolina	4	446,554.82	0.67	7.812	610	87.77
Texas	1	95,221.76	0.14	8.400	601	90.00
Utah	1	82,286.78	0.12	7.900	659	80.00
Virginia	13	2,570,838.01	3.86	7.431	643	81.67
Washington	12	1,853,260.30	2.79	7.766	652	86.22
Wisconsin	5	509,017.86	0.77	8.455	649	84.88

Total:	383	66,520,977.40	100.00	7.811	643	82.38

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	67	12,711,923.51	19.11	8.191	650	80.77
12	54	12,544,735.12	18.86	7.765	644	82.43
24	223	36,185,387.32	54.40	7.719	639	82.85
36	39	5,078,931.45	7.64	7.625	652	82.86

Total:	383	66,520,977.40	100.00	7.811	643	82.38

Loans with Penalty: 80.89

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	7	3,090,910.68	4.97	6.206	711	83.92
5.501 - 6.000	24	7,087,105.46	11.40	6.724	682	83.61
6.001 - 6.500	58	13,002,803.81	20.91	7.111	669	85.53
6.501 - 7.000	230	39,002,623.97	62.72	8.316	620	81.14

Total:	319	62,183,443.92	100.00	7.778	642	82.48

Min: 5.113
Max: 6.990
Weighted Average (>0): 6.546

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.501 - 12.000	3	1,423,007.22	2.29	5.993	743	83.47
12.001 - 12.500	9	2,793,102.70	4.49	6.421	671	84.33
12.501 - 13.000	44	11,993,685.63	19.29	6.864	676	84.01
13.001 - 13.500	59	11,717,590.37	18.84	7.326	667	84.55
13.501 - 14.000	79	14,803,348.57	23.81	7.794	645	83.24
14.001 - 14.500	52	9,081,603.36	14.60	8.323	615	82.83
14.501 - 15.000	36	5,858,406.03	9.42	8.818	573	78.06
15.001 - 15.500	11	1,361,469.43	2.19	9.250	587	76.24
15.501 - 16.000	13	1,330,027.31	2.14	9.791	583	77.24
16.001 - 16.500	4	598,919.67	0.96	10.291	528	76.36
16.501 - 17.000	2	270,268.36	0.43	10.700	509	72.37
17.001 - 17.500	2	287,028.65	0.46	11.150	541	66.10
17.501 - 18.000	2	175,296.32	0.28	11.955	531	64.98
18.501 - 19.000	1	389,729.55	0.63	13.000	545	65.00
19.501 - 20.000	2	99,960.75	0.16	13.700	510	69.44

Total:	319	62,183,443.92	100.00	7.778	642	82.48

Min: 11.990
Max: 19.750
Weighted Average (>0): 13.781

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.501 - 6.000	3	1,423,007.22	2.29	5.993	743	83.47
6.001 - 6.500	9	2,793,102.70	4.49	6.421	671	84.33
6.501 - 7.000	44	11,993,685.63	19.29	6.864	676	84.01
7.001 - 7.500	59	11,717,590.37	18.84	7.326	667	84.55
7.501 - 8.000	80	14,862,970.09	23.90	7.794	645	83.27
8.001 - 8.500	53	9,144,486.88	14.71	8.324	616	82.88
8.501 - 9.000	36	5,888,000.26	9.47	8.825	573	77.96
9.001 - 9.500	10	1,298,585.91	2.09	9.288	582	75.57
9.501 - 10.000	12	1,240,811.56	2.00	9.880	578	77.04
10.001 - 10.500	4	598,919.67	0.96	10.291	528	76.36
10.501 - 11.000	2	270,268.36	0.43	10.700	509	72.37
11.001 - 11.500	2	287,028.65	0.46	11.150	541	66.10
11.501 - 12.000	2	175,296.32	0.28	11.955	531	64.98
12.501 - 13.000	1	389,729.55	0.63	13.000	545	65.00
13.501 - 14.000	2	99,960.75	0.16	13.700	510	69.44

Total:	319	62,183,443.92	100.00	7.778	642	82.48

Min: 5.990
Max: 13.750
Weighted Average (>0): 7.778

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.000	316	61,971,723.13	99.66	7.776	641	82.47
3.000	3	211,720.79	0.34	8.295	695	85.79

Total:	319	62,183,443.92	100.00	7.778	642	82.48

Min: 2.000
Max: 3.000
Weighted Average (>0): 2.003

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.500	319	62,183,443.92	100.00	7.778	642	82.48

Total:	319	62,183,443.92	100.00	7.778	642	82.48

Min: 1.500
Max: 1.500
Weighted Average (>0): 1.500

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

19	1	59,621.52	0.10	7.750	743	90.00
20	2	357,302.69	0.57	8.124	584	84.69
21	20	3,341,950.40	5.37	7.826	637	81.24
22	164	32,284,963.18	51.92	7.751	644	82.41
23	122	24,400,330.93	39.24	7.830	638	82.70
30	1	89,215.75	0.14	8.550	659	80.00
34	3	526,673.15	0.85	6.984	664	87.35
35	3	302,670.58	0.49	9.081	636	79.73
58	1	275,283.06	0.44	6.750	633	80.00
59	2	545,432.66	0.88	6.948	683	80.74

Total:	319	62,183,443.92	100.00	7.778	642	82.48

Min: 19
Max: 59
Weighted Average: 23

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.